UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2018

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)
Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

125 Highway 515 East Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(864) 240-6208

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

United Community Banks, Inc. (the “Company”) announced today the retirement of Bill Gilbert, President of Community Banking of the Company’s principal banking subsidiary, United Community Bank (“UCB”), effective February 1, 2019. Rich Bradshaw, President of UCB’s Commercial Banking Solutions, will assume responsibility for UCB’s community banking operations.

A copy of the press release issued on September 27, 2018 announcing the retirement of Mr. Gilbert is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release dated September 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Jefferson L. Harralson
Jefferson L. Harralson
Executive Vice President and
Chief Financial Officer

Date: September 27, 2018